Exhibit 99.l   NEWS RELEASE

As previously announced, TDS will hold a teleconference Oct. 31, 2014 at 9:30 a.m. CDT. Interested parties may listen to the call live via the Events & Presentations page of investors.tdsinc.com.

FOR IMMEDIATE RELEASE

TDS reports third quarter 2014 results

U.S. Cellular reports positive net additions; TDS Telecom raises 2014 guidance

CHICAGO, (Oct. 31, 2014) — Telephone and Data Systems, Inc. (NYSE:TDS) reported total operating revenues of $1,280.0 million for the third quarter of 2014, versus $1,181.0 million for the comparable period one year ago. Net loss attributable to TDS shareholders and related diluted loss per share were $116.0 million and $1.07 respectively, for the third quarter of 2014, compared to $9.5 million and $0.09, respectively, in the comparable period one year ago.

In the third quarter of 2014, TDS recorded two significant, discrete, non-cash charges, an $84 million non-cash goodwill impairment charge related to the HMS segment and $30 million of net deferred tax expense related to adjusting valuation allowances on deferred tax assets.

“Our wireless business had a very promising quarter, with strong customer growth and improved loyalty at U.S. Cellular,” said LeRoy T. Carlson, Jr., TDS president and CEO. “In the wireline business, we had another solid quarter of improved profitability, a result of continued cost reduction activities.  We also successfully completed our BendBroadband cable acquisition on September 1, 2014.

“U.S. Cellular's attractive value proposition, combining a high-quality network and competitive devices, plans, and pricing, led to strong growth in both gross and net postpaid customer additions. We also increased total revenues, though higher smartphone subsidies continued to impact margins. We have plans to build upon this momentum with competitive offerings throughout the important holiday months.

“TDS Telecom grew revenues from residential TDS TV and broadband services and from commercial managedIP connections, which helped offset declines in voice and wholesale revenues. We are integrating BendBroadband and are focused on increasing video and broadband penetration in our cable businesses. We continue to focus on increasing the strategic recurring revenues from hosted and managed services at OneNeck IT Solutions.”

2014 Estimated Results

Estimates of full-year 2014 results for U.S. Cellular, TDS Telecom and TDS are shown below.  Such estimates represent management’s view as of October 31, 2014.  Such forward-looking statements should not be assumed to be current as of any future date.  TDS undertakes no duty to update such information, whether as a result of new information, future events or otherwise.  There can be no assurance that final results will not differ materially from such estimated results.

2014 Estimated Results
	U.S. Cellular		TDS Telecom		TDS(2)
	Current	Previous	Current	Previous	Current	Previous
(Dollars in millions)
Total operating revenues	$3,900-$4,000	Unchanged	$1,075-$1,125	$1,050-$1,100	$4,995-$5,145	$4,970-$5,120
Adjusted income before income taxes (1)	$375-$450	$350-$450	$275-$300	$260-$290	$645-$745	$605-$735
Capital expenditures	$600	$640	$210	$200	$820	$850

(1)     Adjusted income before income taxes is defined as income before income taxes, adjusted for the items set forth in the reconciliation below. Adjusted income before income taxes excludes these items in order to show operating results on a more comparable basis from period to period. From time to time, TDS may exclude other items from adjusted income before income taxes if such items help reflect operating results on a more comparable basis. TDS does not intend to imply that any such items that are excluded are non-recurring, infrequent or unusual; such items may occur in the future.  Adjusted income before income taxes is not a measure of financial performance under Generally Accepted Accounting Principles in the United States (“GAAP”) and should not be considered as an alternative to income before income taxes as an indicator of the company’s operating performance or as an alternative to cash flows from operating activities, determined in accordance with GAAP, as an indicator of cash flows or as a measure of liquidity. TDS believes adjusted income before income taxes is a useful measure of TDS’ operating results before significant recurring non-cash charges, discrete gains and losses, and financing charges (interest expense). The following tables provide a reconciliation of income before income taxes to adjusted income before income taxes for 2014 estimated results, nine months ended September 30, 2014 actual results, and year ended December 31, 2013 actual results:

	2014 Estimated Results
	U.S. Cellular	TDS Telecom	TDS(2)
(Dollars in millions)
Income (loss) before income taxes	($164)-($89)	($32)-($7)	($291)-($191)
Depreciation, amortization and accretion	$620	$225	$855
Loss on impairment of assets	―	$84	$84
(Gain) loss on sale of business and other exit costs, net	($50)	($2)	($27)
(Gain) loss on license sales and exchanges	($91)	―	($91)
Interest expense	$60	―	$115
Adjusted income before income taxes	$375-$450	$275-$300	$645-$745

	Actual Results
	Nine months ended September 30, 2014			Year ended December 31, 2013
	U.S. Cellular	TDS Telecom	TDS (2)	U.S. Cellular	TDS Telecom	TDS (2)
(Dollars in millions)
Income (loss) before income taxes	($24)	($24)	($119)	$258	$49	$293
Depreciation, amortization and accretion expense	$465	$161	$635	$804	$203	$1,018
Loss on impairment of assets	—	$84	$84	—	—	—
(Gain) loss on sale of business and other exit costs, net	($28)	($2)	($9)	($247)	—	($301)
(Gain) loss on license sales and exchanges	($91)	—	($91)	($255)	—	($255)
(Gain) loss on investments	—	—	—	($19)	($1)	($15)
Interest expense	$43	($1)	$84	$44	($2)	$99
Adjusted income before income taxes	$365	$219	$583	$585	$249	$839

(2)     The TDS column includes U.S. Cellular, TDS Telecom and also the impacts of consolidating eliminations, corporate operations and non-reportable segments, all of which are not presented above.

Stock Repurchase Summary

TDS began repurchasing stock under its $250 million repurchase authorization on Aug. 5, 2013.   The following represents repurchases of TDS Common Shares.

Repurchase Period	# Shares	Cost (in millions)
2014 (third quarter)	421,322	$10.7
2014 (second quarter)	650,628	$17.3
2014 (first quarter)	157,891	$3.8
2013 (full year)	338,851	$9.7
Total	1,568,692	$41.5

Conference Call Information

TDS will hold a conference call on Oct. 31, 2014 at 9:30 a.m. CDT.

•          Access the live call on the Events & Presentations page of investors.tdsinc.com  or at  http://www.videonewswire.com/event.asp?id=100845.

•         Access the call by phone at 877-407-8029 (US/Canada), no pass code required.

Before the call, certain financial and statistical information to be discussed during the call will be posted to investors.tdsinc.com. The call will be archived on the Events & Presentations page of investors.tdsinc.com.

About TDS

Telephone and Data Systems, Inc. (TDS), a Fortune 1000TM company, provides wireless; cable and wireline broadband, TV and voice; and hosted and managed services to approximately 5.9 million customers nationwide through its business units, U.S. Cellular, TDS Telecom, OneNeck IT Solutions, Baja Broadband and BendBroadband. Founded in 1969 and headquartered in Chicago, TDS employed 10,400 people as of Sept. 30, 2014.

Visit www.tdsinc.com  for comprehensive financial information, including earnings releases, quarterly and annual filings, shareholder information and more.

Contacts

Jane McCahon, Vice President, Corporate Relations and Corporate Secretary

312- 592-5379

jane.mccahon@tdsinc.com

Julie Mathews, Investor Relations Manager

312- 592-5341

 julie.mathews@tdsinc.com

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates, and expectations. These statements are based on current estimates, projections, and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: impacts of any pending acquisition and divestiture transactions,  including, but not limited to, the ability to obtain regulatory approvals, successfully complete the transactions and the financial impacts of such transactions; the ability of the company to successfully manage and grow its markets; the overall economy; competition; the access to and pricing of unbundled network elements; the ability to obtain or maintain roaming arrangements with other carriers on acceptable terms; the state and federal telecommunications regulatory environment; the value of assets and investments; adverse changes in the ratings afforded TDS and U.S. Cellular debt securities by accredited ratings organizations; industry consolidation; advances in telecommunications technology; uncertainty of access to the capital markets;  pending and future litigation; changes in income tax rates, laws, regulations or rulings; acquisitions/divestitures of properties and/or licenses; changes in customer growth rates, average monthly revenue per user, churn rates, roaming revenue and terms, the availability of wireless devices, or the mix of products and services offered by U.S. Cellular and TDS Telecom. Investors are encouraged to consider these and other risks and uncertainties that are discussed in the Form 8-K Current Report used by TDS to furnish this press release to the Securities and Exchange Commission (“SEC”), which are incorporated by reference herein.

For more information about TDS and its subsidiaries, visit:

TDS: www.tdsinc.com

U.S. Cellular: www.uscellular.com

TDS Telecom: www.tdstelecom.com

OneNeck IT Solutions: www.oneneck.com

United States Cellular Corporation
Total Markets* Summary Operating Data (Unaudited)

As of or for the Quarter Ended	9/30/2014	6/30/2014	3/31/2014	12/31/2013	9/30/2013
Retail Customers
Postpaid
Total at end of period	4,200,000	4,148,000	4,174,000	4,267,000	4,343,000
Gross additions	251,000	190,000	197,000	176,000	165,000
Net additions (losses)	52,000	(26,000)	(93,000)	(71,000)	(60,000)
ARPU (1)	$56.37	$56.82	$57.59	$53.53	$54.64
Churn rate (2)	1.6%	1.7%	2.3%	1.9%	1.7%
Smartphone penetration (3)	57.9%	55.3%	53.1%	50.8%	47.1%
Prepaid
Total at end of period	350,000	352,000	356,000	343,000	370,000
Gross additions	64,000	65,000	85,000	63,000	65,000
Net additions (losses)	(2,000)	(4,000)	13,000	(26,000)	(11,000)
ARPU (1)	$34.40	$34.02	$32.22	$31.66	$28.72
Churn rate (2)	6.3%	6.5%	6.9%	8.3%	6.8%
Total customers at end of period	4,674,000	4,653,000	4,684,000	4,774,000	4,875,000
Billed ARPU (1)	$53.24	$53.36	$53.93	$50.25	$50.92
Service revenue ARPU (1)	$60.92	$60.32	$60.19	$57.05	$58.36
Smartphones sold as a percent of total devices sold	73.3%	72.6%	73.0%	79.6%	65.2%
Total population
Consolidated markets (4)	54,817,000	54,817,000	54,817,000	58,013,000	84,025,000
Consolidated operating markets (4)	31,729,000	31,729,000	31,729,000	31,759,000	31,822,000
Market penetration at end of period
Consolidated markets (5)	8.5%	8.5%	8.5%	8.2%	5.8%
Consolidated operating markets (5)	14.7%	14.7%	14.8%	15.0%	15.3%
Capital expenditures (000s)	$142,452	$143,927	$89,581	$208,135	$242,459
Total cell sites in service	6,209	6,183	6,165	6,975	7,687
Owned towers	4,487	4,457	4,448	4,448	4,422

*         Represents U.S. Cellular’s consolidated markets. These results include markets which U. S. Cellular currently consolidates, or previously consolidated in the periods presented, and are not adjusted in prior periods for subsequent divestitures or deconsolidations.

Refer to U.S. Cellular’s Form 8-K filed on November 1, 2013 for pro forma financial information related to the Divestiture Transaction and the NY1 and NY2 Deconsolidation for the three and nine months ended September 30, 2013, as if the transactions had occurred at the beginning of the period.

United States Cellular Corporation
Core* Markets Summary Operating Data (Unaudited)

As of or for the Quarter Ended	9/30/2014	6/30/2014	3/31/2014	12/31/2013	9/30/2013
Retail Customers
Postpaid
Total at end of period	4,200,000	4,148,000	4,174,000	4,267,000	4,343,000
Gross additions	251,000	190,000	197,000	176,000	165,000
Net additions (losses)	52,000	(26,000)	(93,000)	(71,000)	(60,000)
ARPU (1)	$56.37	$56.82	$57.59	$53.53	$54.64
Churn rate (2)	1.6%	1.7%	2.3%	1.9%	1.7%
Smartphone penetration (3)	57.9%	55.3%	53.1%	50.8%	47.1%
Prepaid
Total at end of period	350,000	352,000	356,000	343,000	370,000
Gross additions	64,000	65,000	85,000	63,000	65,000
Net additions (losses)	(2,000)	(4,000)	13,000	(26,000)	(11,000)
ARPU (1)	$34.40	$34.02	$32.22	$31.66	$28.72
Churn rate (2)	6.3%	6.5%	6.9%	8.3%	6.8%
Total customers at end of period	4,674,000	4,653,000	4,684,000	4,774,000	4,875,000
Billed ARPU (1)	$53.24	$53.36	$53.93	$50.25	$50.92
Service revenue ARPU (1)	$60.92	$60.32	$60.19	$57.05	$58.36
Smartphones sold as a percent of total devices sold	73.3%	72.6%	73.0%	79.6%	65.2%
Total population
Consolidated markets (4)	54,817,000	54,817,000	54,817,000	58,013,000	84,025,000
Consolidated operating markets (4)	31,729,000	31,729,000	31,729,000	31,759,000	31,822,000
Market penetration at end of period
Consolidated markets (5)	8.5%	8.5%	8.5%	8.2%	5.8%
Consolidated operating markets (5)	14.7%	14.7%	14.8%	15.0%	15.3%
Capital expenditures (000s)	$142,452	$143,927	$89,581	$211,247	$239,332
Total cell sites in service	6,209	6,183	6,165	6,161	6,127
Owned towers	3,922	3,892	3,883	3,883	3,857

*      U.S. Cellular’s Core Markets excludes the results of the Divestiture Markets and NY1 and NY2 Partnerships for the periods presented.

Refer to U.S. Cellular’s Form 8-K filed on November 1, 2013 for pro forma financial information related to the Divestiture Transaction and the NY1 and NY2 Deconsolidation for the three and nine months ended September 30, 2013, as if the transactions had occurred at the beginning of the period.

(1)     ARPU metrics are calculated by dividing a revenue base by an average number of customers by the number of months in the period.  These revenue bases and customer populations are shown below:

a.        Postpaid ARPU consists of total postpaid service revenues and postpaid customers.

b.        Prepaid ARPU consists of total prepaid service revenues and prepaid customers.

c.         Billed ARPU consists of total retail service or “billed” revenues (total postpaid, prepaid and reseller service revenues) and postpaid, prepaid and reseller customers.

d.        Service revenue ARPU consists of total retail service revenues, inbound roaming and other service revenues and postpaid, prepaid and reseller customers.

(2)     Churn metrics represent the percentage of the postpaid or prepaid customers that disconnect service each month. These metrics represent the average monthly postpaid or prepaid churn rate for each respective period.

(3)     Smartphones represent wireless devices which run on an Android, Apple, BlackBerry or Windows Mobile operating system, excluding tablets. Smartphone penetration is calculated by dividing postpaid smartphone customers by total postpaid customers.

(4)     The decrease in the population of Consolidated markets is due primarily to the divestiture of the Mississippi Valley non-operating license in October 2013 and the majority of the St. Louis area non-operating market license in March 2014. Total Population is used only to calculate market penetration of consolidated markets and consolidated operating markets, respectively. See footnote (5) below.

(5)     Market penetration is calculated by dividing the number of wireless customers at the end of the period by the total population of consolidated markets and consolidated operating markets, respectively, as estimated by Claritas.  The increase in penetration is due primarily to a lower denominator as a result of the license divestitures described in footnote (4) above.

TDS Telecom
Summary Operating Data (Unaudited)

Quarter Ended	9/30/2014	6/30/2014	3/31/2014	12/31/2013	9/30/2013
TDS Telecom
Wireline
Residential connections
Voice (1)	340,300	346,100	348,700	352,100	358,100
Broadband (2)	231,600	232,700	229,000	227,000	229,500
IPTV (3)	20,700	18,200	15,900	13,800	12,200
Wireline residential connections	592,600	597,000	593,600	592,900	599,800

Total residential revenue per connection (4)	$41.47	$41.05	$40.79	$40.93	$41.12

Commercial connections
Voice (1)	199,300	206,200	212,200	218,400	223,800
Broadband (2)	25,300	26,000	26,600	27,100	27,600
managedIP (5)	137,700	133,300	131,000	127,600	121,000
Wireline commercial connections	362,300	365,500	369,800	373,100	372,400

Total Wireline connections	954,900	962,500	963,400	966,000	972,200

Cable
Cable Connections
Video (6)	109,100	69,700	68,700	69,100	70,200
Broadband (7)	106,400	63,200	63,000	61,000	59,800
Voice (7)	41,800	17,800	17,700	17,200	16,800
Cable connections	257,300	150,700	149,400	147,300	146,800

Total residential revenue per connection (4)	$56.14	$56.80	$57.37	$55.27	55.67

(1)     The individual circuit connecting customers to TDS Telecom’s central office facilities.

(2)     The number of customers provided high-capacity data circuits via various technologies, including DSL and dedicated internet circuit technologies.

(3)     The number of customers provided video services using IP networking technology.

(4)     Total residential revenue divided by the average number of total residential connections.

(5)     The number of telephone handsets, data lines and IP trunks providing communications using IP networking technology.

(6)     Generally, a home or business receiving video programming counts as one video connection. In counting bulk residential or commercial connections, such as an apartment building or hotel, connections are counted based on the number of units/rooms within the building receiving service.

(7)     Broadband and voice connections reflect billable number of lines into a building for high speed data and voice services, respectively.

TDS Telecom
Capital Expenditures (000s)

Quarter Ended	9/30/2014	6/30/2014	3/31/2014	12/31/2013	9/30/2013
Wireline	$34,200	$27,400	$22,900	$46,000	$32,800
Cable	7,600	7,200	6,200	7,000	1,400
HMS	9,800	10,600	2,800	9,200	2,400
	$51,600	$45,200	$31,900	$62,200	$36,600

Telephone and Data Systems, Inc.
Consolidated Statement of Operations Highlights
Three Months Ended September 30,
(Unaudited, dollars and shares in thousands, except per share amounts)
			Change
	2014	2013	Amount	Percent
Operating revenues
U.S. Cellular	$1,000,419	$939,236	$61,183	7%
TDS Telecom	273,157	234,543	38,614	16%
All Other (1)	6,447	7,201	(754)	(10%)
	1,280,023	1,180,980	99,043	8%
Operating expenses
U.S. Cellular
Expenses excluding depreciation, amortization and accretion	905,157	781,291	123,866	16%
Depreciation, amortization and accretion	148,952	200,985	(52,033)	(26%)
(Gain) loss on asset disposals, net	7,947	1,701	6,246	>100%
(Gain) loss on sale of business and other exit costs, net	(10,283)	(1,534)	(8,749)	>100%
	1,051,773	982,443	69,330	7%
TDS Telecom
Expenses excluding depreciation, amortization and accretion	199,132	170,650	28,482	17%
Depreciation, amortization and accretion	54,255	51,305	2,950	6%
Loss on impairment of assets	84,000	—	84,000	N/M
(Gain) loss on asset disposals, net	1,367	436	931	>100%
(Gain) loss on sale of business and other exit costs, net	(2,201)	—	(2,201)	N/M
	336,553	222,391	114,162	51%
All Other (1)(2)
Expenses excluding depreciation and amortization	7,117	6,208	909	15%
Depreciation and amortization	2,322	3,005	(683)	(23%)
(Gain) loss on asset disposals, net	(21)	18	(39)	>(100%)
(Gain) loss on sale of business and other exit costs, net	7,694	—	7,694	N/M
	17,112	9,231	7,881	85%

Total operating expenses	1,405,438	1,214,065	191,373	16%
Operating income (loss)
U.S. Cellular	(51,354)	(43,207)	(8,147)	(19%)
TDS Telecom	(63,396)	12,152	(75,548)	>(100%)
All Other (1)(2)	(10,665)	(2,030)	(8,635)	>(100%)
	(125,415)	(33,085)	(92,330)	>100%
Investment and other income (expense)
Equity in earnings of unconsolidated entities	36,081	37,609	(1,528)	(4%)
Interest and dividend income	4,526	2,507	2,019	81%
Interest expense	(27,170)	(24,961)	(2,209)	(9%)
Other, net	69	145	(76)	(52%)
Total investment and other income	13,506	15,300	(1,794)	(12%)
Income (loss) before income taxes	(111,909)	(17,785)	(94,124)	>100%
Income tax expense (benefit)	9,290	(6,731)	16,021	>(100%)
Net income (loss)	(121,199)	(11,054)	(110,145)	>100%
Less: Net income (loss) attributable to noncontrolling interests, net of tax	(5,169)	(1,542)	(3,627)	>100%
Net income (loss) attributable to TDS shareholders	(116,030)	(9,512)	(106,518)	>100%
TDS Preferred dividend requirement	(12)	(12)	—	—
Net income (loss) available to common shareholders	$(116,042)	$(9,524)	$(106,518)	>100%

Basic weighted average shares outstanding	108,252	108,571	(319)	—
Basic earnings (loss) per share attributable to TDS shareholders	$(1.07)	$(0.09)	$(0.98)	>100%

Diluted weighted average shares outstanding	108,252	108,571	(319)	—
Diluted earnings (loss) per share attributable to TDS shareholders	$(1.07)	$(0.09)	$(0.98)	>100%

(1)     Consists of Non-Reportable Segment, corporate operations and intercompany eliminations between U.S. Cellular, TDS Telecom, the Non-Reportable Segment and corporate operations.

(2)     Due to the Airadigm Transaction, TDS recognized expenses of $7.7 million related to exit and disposal activities in 2014.

N/M – Percentage change not meaningful

Telephone and Data Systems, Inc.
Consolidated Statement of Operations Highlights
Nine Months Ended September 30,
(Unaudited, dollars and shares in thousands, except per share amounts)
			Change
	2014	2013	Amount	Percent
Operating revenues
U.S. Cellular	$2,884,003	$3,016,112	$(132,109)	(4%)
TDS Telecom	806,423	675,064	131,359	19%
All Other (1)	21,951	26,543	(4,592)	(17%)
	3,712,377	3,717,719	(5,342)	—
Operating expenses
U.S. Cellular
Expenses excluding depreciation, amortization and accretion	2,615,163	2,472,825	142,338	6%
Depreciation, amortization and accretion	465,042	593,410	(128,368)	(22%)
(Gain) loss on asset disposals, net	16,774	16,153	621	4%
(Gain) loss on sale of business and other exit costs, net	(27,694)	(243,627)	215,933	89%
(Gain) loss on license sales and exchanges	(91,446)	—	(91,446)	N/M
	2,977,839	2,838,761	139,078	5%
TDS Telecom
Expenses excluding depreciation, amortization and accretion	586,862	493,090	93,772	19%
Depreciation, amortization and accretion	161,205	149,552	11,653	8%
Loss on impairment of assets	84,000	—	84,000	N/M
(Gain) loss on asset disposals, net	2,694	(53)	2,747	>(100%)
(Gain) loss on sale of business and other exit costs, net	(2,201)	—	(2,201)	N/M
	832,560	642,589	189,971	30%
All Other (1)(2)
Expenses excluding depreciation and amortization	26,056	25,480	576	2%
Depreciation and amortization	8,768	8,613	155	2%
(Gain) loss on asset disposals, net	158	(10)	168	>(100%)
(Gain) loss on sale of business and other exit costs, net	20,816	(54,010)	74,826	>(100%)
	55,798	(19,927)	75,725	>(100%)

Total operating expenses	3,866,197	3,461,423	404,774	12%
Operating income (loss)
U.S. Cellular	(93,836)	177,351	(271,187)	>(100%)
TDS Telecom	(26,137)	32,475	(58,612)	>(100%)
All Other (1)(2)	(33,847)	46,470	(80,317)	>(100%)
	(153,820)	256,296	(410,116)	>(100%)
Investment and other income (expense)
Equity in earnings of unconsolidated entities	108,198	100,303	7,895	8%
Interest and dividend income	9,763	6,685	3,078	46%
Gain (loss) on investments	―	14,518	(14,518)	N/M
Interest expense	(83,775)	(73,208)	(10,567)	(14%)
Other, net	279	(206)	485	>(100%)
Total investment and other income	34,465	48,092	(13,627)	(28%)
Income (loss) before income taxes	(119,355)	304,388	(423,743)	>(100%)
Income tax expense (benefit)	7,276	130,056	(122,780)	(94%)
Net income (loss)	(126,631)	174,332	(300,963)	>(100%)
Less: Net income (loss) attributable to noncontrolling interests, net of tax	(6,817)	26,348	(33,165)	>(100%)
Net income (loss) attributable to TDS shareholders	(119,814)	147,984	(267,798)	>(100%)
TDS Preferred dividend requirement	(37)	(37)	—	—
Net income (loss) available to common shareholders	$(119,851)	$147,947	$(267,798)	>(100%)

Basic weighted average shares outstanding	108,650	108,405	245	—
Basic earnings (loss) per share attributable to TDS shareholders	$(1.10)	$1.36	$(2.46)	>(100%)

Diluted weighted average shares outstanding	108,650	108,993	(343)	—
Diluted earnings (loss) per share attributable to TDS shareholders	$(1.10)	$1.35	$(2.45)	>(100%)

(1)     Consists of Non-Reportable Segment, corporate operations and intercompany eliminations between U.S. Cellular, TDS Telecom, the Non-Reportable Segment and corporate operations.

(2)     Due to the Airadigm Transaction, TDS recognized expenses of $20.8 million related to exit and disposal activities in 2014.  In 2013, TDS recognized an incremental gain of $53.5 million compared to U.S. Cellular upon closing of the Divestiture Transaction as a result of lower asset basis in the assets disposed.

N/M – Percentage change not meaningful

Telephone and Data Systems, Inc.
Consolidated Balance Sheet Highlights
(Unaudited, dollars in thousands)

ASSETS

	September 30,	December 31,
	2014	2013
Current assets
Cash and cash equivalents	$573,067	$830,014
Short-term investments	40,014	50,104
Accounts receivable from customers and others	652,487	731,114
Inventory, net	193,694	244,560
Net deferred income tax asset	100,951	106,077
Prepaid expenses	89,243	87,920
Income taxes receivable	10,522	2,397
Other current assets	31,884	35,151
	1,691,862	2,087,337

Assets held for sale	68,288	16,027

Investments
Licenses	1,400,808	1,423,779
Goodwill	783,280	836,843
Franchise rights	238,950	123,668
Other intangible assets, net	70,075	71,454
Investments in unconsolidated entities	335,448	301,772
Other investments	543	641
	2,829,104	2,758,157

Property, plant and equipment, net
U.S. Cellular	2,746,449	2,856,520
TDS Telecom	1,064,677	984,634
Other	25,342	36,990
	3,836,468	3,878,144

Other assets and deferred charges	214,826	164,482

Total assets	$8,640,548	$8,904,147

Telephone and Data Systems, Inc.
Consolidated Balance Sheet Highlights
(Unaudited, dollars in thousands)

LIABILITIES AND EQUITY

	September 30,	December 31,
	2014	2013
Current liabilities
Current portion of long-term debt	$862	$1,646
Accounts payable	469,193	496,069
Customer deposits and deferred revenues	330,789	289,445
Accrued interest	15,750	6,673
Accrued taxes	87,474	70,518
Accrued compensation	100,297	115,031
Other current liabilities	153,142	212,374
	1,157,507	1,191,756

Deferred liabilities and credits
Net deferred income tax liability	823,172	862,975
Other deferred liabilities and credits	455,360	458,709

Long-term debt	1,718,701	1,720,074

Noncontrolling interests with redemption features	1,007	536

Equity
TDS shareholders' equity
Series A Common and Common Shares, par value $.01	1,327	1,327
Capital in excess of par value	2,329,674	2,308,807
Treasury shares, at cost	(746,660)	(721,354)
Accumulated other comprehensive loss	(1,307)	(569)
Retained earnings	2,366,237	2,529,626
Total TDS shareholders' equity	3,949,271	4,117,837

Preferred shares	824	824
Noncontrolling interests	534,706	551,436

Total equity	4,484,801	4,670,097

Total liabilities and equity	$8,640,548	$8,904,147

Balance Sheet Highlights
September 30, 2014
(Unaudited, dollars in thousands)

	U.S.	TDS	TDS Corporate	Intercompany		TDS
	Cellular	Telecom	& Other	Eliminations		Consolidated
Cash and cash equivalents	$273,798	$75,226	$224,043	$	―	$573,067
Affiliated cash investments	―	518,587	―		(518,587)	―
Short-term investments	40,014	―	―		―	40,014
	$313,812	$593,813	$224,043		$(518,587)	$613,081

Licenses, goodwill and other intangible assets	$1,778,196	$861,352	$(146,435)	$	―	$2,493,113
Investment in unconsolidated entities	296,900	3,803	41,936		(7,191)	335,448
Long-term and other investments	―	543	―		―	543
	$2,075,096	$865,698	$(104,499)		$(7,191)	$2,829,104

Property, plant and equipment, net	$2,746,449	$1,064,677	$25,597		$(255)	$3,836,468

Long-term debt:
Current portion	$46	$57	$759	$	―	$862
Non-current portion	876,756	1,433	840,512		―	1,718,701
	$876,802	$1,490	$841,271	$	―	$1,719,563

Telephone and Data Systems, Inc.

Schedule of Cash and Cash Equivalents and Investments

(Unaudited, dollars in thousands)

The following table presents TDS’ cash and cash equivalents and investments at September 30, 2014 and December 31, 2013.

	September 30,	December 31,
	2014	2013

Cash and cash equivalents	$573,067	$830,014

Amounts included in short-term investments (1) (2)
U.S. Treasury Notes	40,014	50,104

Total cash and cash equivalents and investments	$613,081	$880,118

(1)     Designated as held-to-maturity investments and are recorded at amortized cost in the Consolidated Balance Sheet.

(2)     Maturities are less than twelve months from the respective balance sheet dates.

Telephone and Data Systems, Inc.
Consolidated Statement of Cash Flows
Nine Months Ended September 30,
(Unaudited, dollars in thousands)
	2014	2013
Cash flows from operating activities
Net income (loss)	$(126,631)	$174,332
Add (deduct) adjustments to reconcile net income to cash flows from operating activities
Depreciation, amortization and accretion	635,015	751,575
Bad debts expense	79,218	56,693
Stock-based compensation expense	25,715	21,867
Deferred income taxes, net	(33,242)	(30,748)
Equity in earnings of unconsolidated entities	(108,198)	(100,303)
Distributions from unconsolidated entities	74,864	51,879
Loss on impairment of assets	84,000	—
(Gain) loss on asset disposals, net	19,626	16,090
(Gain) loss on sale of business and other exit costs, net	(9,079)	(297,637)
(Gain) loss on investments	—	(14,518)
(Gain) loss on license sales and exchanges	(91,446)	—
Noncash interest expense	1,584	1,498
Other operating activities	13	575
Changes in assets and liabilities from operations
Accounts receivable	(7,879)	(216,700)
Inventory	52,078	11,114
Accounts payable	11,034	33,312
Customer deposits and deferred revenues	37,834	21,883
Accrued taxes	14,307	41,838
Accrued interest	9,105	9,451
Other assets and liabilities	(171,707)	(94,301)
	496,211	437,900

Cash flows from investing activities
Cash used for additions to property, plant and equipment	(553,718)	(631,370)
Cash paid for acquisitions and licenses	(284,089)	(280,383)
Cash received from divestitures	151,369	484,300
Cash received for investments	10,000	80,000
Other investing activities	5,598	13,860
	(670,840)	(333,593)

Cash flows from financing activities
Repayment of long-term debt	(819)	(1,196)
TDS Common Shares reissued for benefit plans, net of tax payments	486	7,537
U.S. Cellular Common Shares reissued for benefit plans, net of tax payments	1,150	2,840
Repurchase of TDS Common Shares	(31,293)	(5,813)
Repurchase of U.S. Cellular Common Shares	(14,698)	(18,544)
Dividends paid to TDS shareholders	(43,575)	(41,430)
U.S. Cellular dividends paid to noncontrolling public shareholders	—	(75,235)
Distributions to noncontrolling interests	(439)	(3,447)
Other financing activities	6,870	1,589
	(82,318)	(133,699)

Net decrease in cash and cash equivalents	(256,947)	(29,392)
Cash and cash equivalents
Beginning of period	830,014	740,481
End of period	$573,067	$711,089

TDS Telecom Highlights
Three Months Ended September 30,
(Unaudited, dollars in thousands)

			Change
	2014	2013	Amount	Percent
Wireline
Operating revenues
Residential	$73,901	$74,257	$(356)	—
Commercial	57,179	57,075	104	—
Wholesale	46,570	49,755	(3,185)	(6%)
Total service revenues	177,650	181,087	(3,437)	(2%)
Equipment sales	425	713	(288)	(40%)
	178,075	181,800	(3,725)	(2%)
Operating expenses
Cost of services	64,072	67,308	(3,236)	(5%)
Cost of equipment sold	829	941	(112)	(12%)
Selling, general and administrative expenses	46,627	53,254	(6,627)	(12%)
Depreciation, amortization and accretion	41,358	42,136	(778)	(2%)
(Gain) loss on asset disposals, net	743	426	317	74%
(Gain) loss on sale of business and other exit costs, net	(2,201)	—	(2,201)	N/M
	151,428	164,065	(12,637)	(8%)

Operating income	$26,647	$17,735	$8,912	50%

Cable
Operating revenues
Residential	$22,921	$11,642	$11,279	97%
Commercial	5,598	2,720	2,878	>100%
	28,519	14,362	14,157	99%
Operating expenses
Cost of services	12,651	6,727	5,924	88%
Selling, general and administrative expenses	9,948	5,184	4,764	92%
Depreciation, amortization and accretion	6,171	2,914	3,257	>100%
(Gain) loss on asset disposals, net	626	—	626	N/M
	29,396	14,825	14,571	98%

Operating income (loss)	$(877)	$(463)	$(414)	(89%)

HMS
Operating revenues
Service revenues	$27,806	$23,200	$4,606	20%
Equipment sales	39,737	15,527	24,210	>100%
	67,543	38,727	28,816	74%
Operating expenses
Cost of services	19,442	14,369	5,073	35%
Cost of equipment sold	33,819	13,149	20,670	>100%
Selling, general and administrative expenses	12,724	10,064	2,660	26%
Depreciation, amortization and accretion	6,726	6,255	471	8%
Loss on impairment of assets	84,000	—	84,000	N/M
(Gain) loss on asset disposals, net	(2)	10	(12)	>(100)%
	156,709	43,847	112,862	>100%

Operating income (loss)	$(89,166)	$(5,120)	$(84,046)	>(100)%

Intercompany revenues	$(980)	$(346)	$(634)	>(100)%
Intercompany expenses	(980)	(346)	(634)	>(100)%

Total TDS Telecom operating income (loss)	$(63,396)	$12,152	$(75,548)	>(100)%

TDS Telecom Highlights
Nine Months Ended September 30,
(Unaudited, dollars in thousands)

			Change
	2014	2013	Amount	Percent
Wireline
Operating revenues
Residential	$219,766	$220,172	$(406)	—
Commercial	172,631	171,328	1,303	1%
Wholesale	142,483	151,693	(9,210)	(6%)
Total service revenues	534,880	543,193	(8,313)	(2%)
Equipment sales	1,409	2,375	(966)	(41%)
	536,289	545,568	(9,279)	(2%)
Operating expenses
Cost of services	192,777	199,476	(6,699)	(3%)
Cost of equipment sold	1,793	3,045	(1,252)	(41%)
Selling, general and administrative expenses	140,855	167,326	(26,471)	(16%)
Depreciation, amortization and accretion	125,921	129,352	(3,431)	(3%)
(Gain) loss on asset disposals, net	1,502	(176)	1,678	>100%
(Gain) loss on sale of business and other exit costs, net	(2,201)	—	(2,201)	N/M
	460,647	499,023	(38,376)	(8%)

Operating income	$75,642	$46,545	$29,097	63%

Cable
Operating revenues
Residential	$59,396	$11,642	$47,754	>100%
Commercial	14,110	2,720	11,390	>100%
	73,506	14,362	59,144	>100%
Operating expenses
Cost of services	35,000	6,727	28,273	>100%
Selling, general and administrative expenses	22,611	5,184	17,427	>100%
Depreciation, amortization and accretion	15,089	2,914	12,175	>100%
(Gain) loss on asset disposals, net	1,116	—	1,116	N/M
	73,816	14,825	58,991	>100%

Operating income (loss)	$(310)	$(463)	$153	33%

HMS
Operating revenues
Service revenues	$82,757	$68,405	$14,352	21%
Equipment sales	115,830	47,260	68,570	>100%
	198,587	115,665	82,922	72%
Operating expenses
Cost of services	57,689	43,042	14,647	34%
Cost of equipment sold	98,161	39,475	58,686	>100%
Selling, general and administrative expenses	39,935	29,346	10,589	36%
Depreciation, amortization and accretion	20,195	17,286	2,909	17%
Loss on impairment of assets	84,000	—	84,000	N/M
(Gain) loss on asset disposals, net	76	123	(47)	(38%)
	300,056	129,272	170,784	>100%

Operating income (loss)	$(101,469)	$(13,607)	$(87,862)	>(100)%

Intercompany revenues	$(1,959)	$(531)	$(1,428)	>(100)%
Intercompany expenses	(1,959)	(531)	(1,428)	>(100)%

Total TDS Telecom operating income (loss)	$(26,137)	$32,475	$(58,612)	>(100)%

Telephone and Data Systems, Inc.
Financial Measures and Reconciliations
(Unaudited, dollars in thousands)

	TDS Consolidated

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013

Cash flows from operating activities	$180,569	$(83,592)	$496,211	$437,900
Add: Sprint Cost Reimbursement	17,896	1,131	52,012	1,131
Less: Cash used for additions to property, plant and equipment	213,811	247,089	553,718	631,370
Adjusted free cash flow (1)	$(15,346)	$(329,550)	$(5,495)	$(192,339)

(1)     Adjusted free cash flow is defined as Cash flows from operating activities (which includes cash outflows related to the Sprint decommissioning), as adjusted for cash proceeds from the Sprint Cost Reimbursement (which are included in Cash flows from investing activities in the Consolidated Statement of Cash Flows), less Cash used for additions to property, plant and equipment. Adjusted free cash flow is a non-GAAP financial measure which TDS believes may be useful to investors and other users of its financial information in evaluating the amount of cash generated by business operations (including cash proceeds from the Sprint Cost Reimbursement), after Cash used for additions to property, plant and equipment.